UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2014

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 22, 2014, Intuitive Surgical, Inc. (“Intuitive”) issued a press release announcing our financial results for the quarter ended March 31, 2014 and held a conference call to discuss these results. A copy of the press release as well as a copy of the transcript from the call are attached hereto as Exhibit 99.1 and Exhibit 99.3, respectively.
Additional supplemental financial and procedure information is provided in the tables attached hereto as Exhibit 99.2, which has also been posted to the Investor Relations section of the Intuitive website at: http://phx.corporate-ir.net/phoenix.zhtml?c=122359&p=irol-IRHome.
The information in this Current Report, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Intuitive under the Securities Act of 1933 or the Exchange Act.
In our conference call held in connection with the issuance of our press release, we made reference to certain non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in Exhibit 99.2 attached hereto.

About Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share ("EPS"). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding non-cash charges, such as amortization of intangible assets and share-based compensation ("SBC") expense. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
We define non-GAAP net income as net income excluding the amortization of intangible assets and expenses related to SBC, net of the related tax benefits. The tax benefits of amortization of intangible assets and SBC are calculated using the applicable tax rates. We define non-GAAP EPS as non-GAAP net income divided by the weighted average outstanding shares, on a fully-diluted basis. We consider these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of the amortization of intangible assets and SBC so that our management and investors can compare our recurring operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, management believes that providing a non-GAAP financial measure that excludes SBC allows investors to make meaningful comparisons between our recurring operating results and those of other companies, as well as providing Intuitive Surgical’s management with an important tool for financial and operational decision making and for evaluating our own recurring operating results over different periods of time. However, in order to provide a complete picture of our recurring operating results, we exclude from non-GAAP net income and non-GAAP EPS the tax effects associated with the amortization of intangible assets and SBC. Without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on our operating results.
There are a number of limitations related to the use of non-GAAP net income and non-GAAP EPS versus net income and EPS calculated in accordance with GAAP. First, non-GAAP net income and non-GAAP EPS exclude amortization of intangible assets and SBC, which are recurring expenses. SBC has been and will continue to be for the foreseeable future a significant recurring expense in our business. Second, SBC is an important part of our employees’ compensation and impacts their performance. Third, the components of the costs that we exclude in our calculation of non-GAAP net income and non-GAAP EPS may differ from the components that our peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP EPS and evaluating non-GAAP net income and non-GAAP EPS together with net income and EPS calculated in accordance with GAAP.

Forward-Looking Statements
This report, including the exhibits contains forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including, but not limited to, the following: the impact of global and regional economic and credit market conditions on health care spending; health care reform legislation in the United States and its impact on hospital spending, reimbursement and fees which will be levied on certain medical device revenues; decreases in hospital admissions and actions by payers to limit or manage surgical procedures; timing and success of product development and market acceptance of developed products; procedure counts; regulatory approvals, clearances and restrictions; guidelines and recommendations in the health care and patient communities; intellectual property positions and litigation; competition in the medical device industry and in the specific markets of surgery in which we operate; unanticipated manufacturing disruptions or the inability to meet demand for products; the results of legal proceedings to which we are or may become a party; product liability and other litigation claims; adverse publicity regarding the Company and the safety of our products and adequacy of training; our ability to expand into foreign markets; and other risk factors under the heading “Risk Factors” in our report on Form 10-K for the year ended December 31, 2013, as updated from time to time by our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission. Statements concerning revenue growth, procedure growth, future financial results and statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” “targeted” and similar words and expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits.
The following exhibits are furnished with this report on Form 8-K:

99.1	Press Release issued by Intuitive Surgical, Inc., dated April 22, 2014.

99.2	Financial and procedure information, as of March 31, 2014.

99.3	Conference call transcript, dated April 22, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date:	April 24, 2014	By	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Intuitive Surgical, Inc., dated April 22, 2014.

99.2	Financial and procedure information, as of March 31, 2014.

99.3	Conference transcript, dated April 22, 2014.